UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/03/2009

Atlas Energy Resources, LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33193

Delaware	75-3218520
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Coraopolis Heights Road
Moon Township, Pennsylvania 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

R. Randle Scarborough, an independent director of Atlas Energy Resources, LLC (the "Company"), passed away on January 29, 2009. Section 303A.01 of the New York Stock Exchange ("NYSE") corporate governance listing standards requires all publicly traded companies to have a majority of independent directors on the board. On February 3, 2009, the NYSE notified the Company of its non-compliance with Section 303A.01 due to the death of Mr. Scarborough. The Company has begun its search for a new independent director.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: February 09, 2009	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary